Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Fox Petroleum Inc. (the “Company”), on Form 10-K for the year ended February 29, 2012, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, James Renfro, Chief Executive Officer (Principal Executive Officer) of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Annual Report on Form 10-K for the year ended February 29, 2012, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in such Annual Report on Form 10-K for the year ended February 29, 2012, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 24, 2012	By:	/s/ James Renfro
James Renfro
Chief Executive Officer (Principal Executive Officer) Fox Petroleum Inc.